Exhibit 10.1
EXECUTION VERSION
SECOND AMENDMENT dated as of August 25, 2023 (this “Amendment”), to the Credit Agreement dated as of July 14, 2021 (as amended, supplemented or otherwise modified prior to the date hereof, including pursuant to the First Amendment dated as of April 14, 2023, the “Credit Agreement”), among Lennox International Inc., a Delaware corporation (the “Borrower”), the BANKS party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”).
WHEREAS, pursuant to the Credit Agreement, certain Banks (each, an “Existing Bank”) have provided Revolving Commitments to the Borrower;
WHEREAS, pursuant to Section 2.24 of the Credit Agreement, the Borrower has requested an increase in the Revolving Commitments in an aggregate principal amount of $350,000,000 (the “Revolving Commitment Increase”);
WHEREAS, each Person identified as an “Incremental Lender” on Schedule I hereto (each, an “Incremental Lender”) is willing to provide a portion of the Revolving Commitment Increase on the terms and subject to the conditions set forth herein and in the Credit Agreement;
WHEREAS, the Borrower, the Administrative Agent, the Issuing Banks party hereto and the Incremental Lenders (constituting the Required Banks) desire to amend the Credit Agreement to provide for the Revolving Commitment Increase and to effect certain other amendments to the Credit Agreement as set forth herein;
WHEREAS, this Amendment constitutes an Incremental Amendment under Section 2.24(d)(iii) of the Credit Agreement; and
WHEREAS, JPMorgan Chase Bank, N.A. has been appointed to act as sole lead arranger and sole bookrunner (in such capacities, the “Arranger”) with respect to this Amendment.
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1. Defined Terms. Capitalized terms used herein but not otherwise defined herein (including in the preamble and the recitals hereto) have the meanings assigned to them in the Credit Agreement.
SECTION 2. Second Amendment Incremental Revolving Commitments and Amendment of the Credit Agreement.
(a)Each Incremental Lender hereby commits, severally but not jointly, to provide to the Borrower a Revolving Commitment Increase on the Second Amendment Effective Date (as defined below) in a principal amount equal to the amount set forth opposite such Incremental Lender’s name under the heading “Second Amendment Incremental Revolving Commitment” on Schedule I hereto (such Incremental Lender’s “Second Amendment Incremental Revolving Commitment” and, collectively, the “Second Amendment Incremental Revolving

Commitments”) on the terms and subject to the conditions set forth herein and in the Credit Agreement.
(b)Effective as of the Second Amendment Effective Date, (i) each Second Amendment Incremental Revolving Commitment shall be deemed, for all purposes under the Credit Agreement and the Loan Documents, a Revolving Commitment and (ii) each Revolving Loan made thereunder shall be deemed, for all purposes under the Credit Agreement and the Loan Documents, a Revolving Loan. Each Incremental Lender acknowledges and agrees that, as of and on the Second Amendment Effective Date, it shall become (or continue to be) a “Bank” under, and for all purposes of, the Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Bank thereunder. For the avoidance of doubt, the Second Amendment Incremental Revolving Commitments shall have the same terms as the Revolving Commitments outstanding immediately prior to the Second Amendment Effective Date.
(c)Effective as of the Second Amendment Effective Date, pursuant to Section 2.24(d) of the Credit Agreement:
(i)Loans made with respect to the Second Amendment Incremental Revolving Commitments shall mature on the Termination Date and shall be subject to the same terms and conditions as the other Loans;
(ii)the outstanding Loans and Applicable Percentages of Swingline Loans and/or Letters of Credit will be reallocated by the Administrative Agent on the applicable Increase Effective Date among the Banks (including the Incremental Lenders providing the Second Amendment Incremental Revolving Commitments) in accordance with their revised Applicable Percentages (and the Incremental Lenders agree to make all payments and adjustments necessary to effect such reallocation and the Borrower shall pay any and all costs required (if any) in connection with such reallocation as if such reallocation were a repayment);
(iii)all of the other terms and conditions applicable to the Second Amendment Incremental Revolving Commitments shall be identical to the terms and conditions applicable to the Revolving Commitments under the Credit Agreement immediately prior to giving effect to this Amendment;
(iv)the Second Amendment Incremental Revolving Commitments (and the Loans made in respect thereof) shall constitute Loan Obligations of the Borrower and shall be guaranteed and treated the same in all other respects as the other extensions of credit on a pari passu basis; and
(v)each Incremental Lender shall be entitled to the same voting rights as the Existing Banks and any extensions of credit made in connection with each Second Amendment Incremental Revolving Commitment shall receive proceeds of prepayments on the same basis as the Existing Banks made under the Credit Agreement.
(d)Effective as of the Second Amendment Effective Date, the Credit Agreement is hereby amended as follows:

(i)Section 1.1 of the Credit Agreement is hereby amended by inserting the following definitions therein in alphabetical order:
“Second Amendment” means the Second Amendment, dated as of August 25, 2023, among the Borrower, the other Loan Parties party thereto, the Administrative Agent, the Issuing Banks party thereto and the Incremental Lenders (as defined therein).
“Second Amendment Effective Date” means the date on which the conditions specified in Section 4 of the Second Amendment were satisfied (or waived in accordance with the terms thereof), which date is August 25, 2023.
(ii)The last two sentences in the definition of “Revolving Commitment” in Section 1.1 of the Credit Agreement are hereby deleted and replaced with the following: “The initial amount of each Bank’s Revolving Commitment is set forth on Schedule 2.1(A), the amount of each Bank’s incremental commitment pursuant to the Second Amendment is set forth on Schedule I of the Second Amendment, or, in each case, in the Assignment and Assumption pursuant to which such Bank shall have assumed its Revolving Commitment or incremental commitment pursuant to which such Bank shall have become a Bank, as applicable. As of the Second Amendment Effective Date, the aggregate amount of the Banks’ Revolving Commitments is US$1,100,000,000.”
(iii)Section 3.2(c)(ii) of the Credit Agreement is hereby deleted and replaced in its entirety with the following: “except to the extent any representation or warranty expressly relates only to an earlier date, the fact that the representations and warranties of the Borrower contained in this Agreement (other than the representations and warranties set forth in Sections 4.4(b) and 4.5) shall be true in all material respects (or, in the case of any representation and warranty qualified by materiality or “Material Adverse Effect”, in all respects) on and as of the date of such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit.”
SECTION 3. Representations and Warranties. The Borrower and each other Loan Party hereby represents and warrants that:
(a) The execution, delivery and performance by each Loan Party of this Amendment is within such Loan Party’s organizational powers and has been duly authorized by all necessary organizational action and constitutes a valid and binding agreement of such Loan Party enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.
(b) As of the Second Amendment Effective Date and after giving effect to this Amendment:
(i) no Default has occurred and is continuing;

(ii) except to the extent any representation or warranty expressly relates only to an earlier date, the representations and warranties of the Borrower contained in the Credit Agreement are true in all material respects (or, in the case of any representation and warranty qualified by materiality or “Material Adverse Effect”, in all respects); and
(iii) the Borrower is in pro forma compliance with the financial covenants set forth in Article V of the Credit Agreement based on the financial statements most recently delivered pursuant to Section 5.1 of the Credit Agreement after giving effect to the Revolving Commitment Increase (assuming that the entire Revolving Commitment Increase is fully funded on the Second Amendment Effective Date), any permanent repayment of Indebtedness and the consummation of any acquisition with the proceeds of any borrowing under the Revolving Commitment Increase in connection therewith.
SECTION 4. Effectiveness. This Amendment, the effectiveness of the Second Amendment Incremental Revolving Commitments and the amendment of the Credit Agreement contemplated hereby shall become effective as of the first date (the “Second Amendment Effective Date”) on which each of the following conditions is satisfied:
(a) receipt by the Administrative Agent of counterparts hereof signed by each of the parties hereto, including the Borrower, each other Loan Party and each of the Issuing Banks and Incremental Lenders (constituting the Required Banks) (which, subject to Section 9.9(b) of the Existing Credit Agreement, may include any Electronic Signatures transmitted by telecopy, emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page);
(b) receipt by the Administrative Agent for the account of each Incremental Lender requesting a Note of a duly executed Note dated on or before the Second Amendment Effective Date complying with the provisions of Section 2.5 of the Credit Agreement;

(c) receipt by the Administrative Agent of a favorable written opinion of counsel for the Loan Parties in form and substance reasonably satisfactory to the Administrative Agent;

(d) receipt by the Administrative Agent of a certificate of the secretary or assistant secretary of the Borrower and each Guarantor, dated as of the Second Amendment Effective Date, certifying (i) that attached thereto is a true and complete copy of each organizational document of the Borrower or such Guarantor certified (to the extent applicable) as of a recent date by the appropriate Governmental Authority, (ii) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors (or equivalent governing body) of the Borrower or such Guarantor authorizing (A) the execution, delivery and performance of the Amendment and (B) in the case of the Borrower, the Borrowings under the Credit Agreement (including in respect of the Second Amendment Incremental Revolving Commitments), and, in each case, that such resolutions have not been modified, rescinded or amended and are in full force and effect, (iii) as to the incumbency and specimen signature of each officer executing the Amendment or any other document delivered in connection herewith on behalf of the Borrower or such Guarantor (together with a certificate of another officer as to the incumbency and specimen signature of the secretary or assistant secretary executing the certificate in this clause (d)) and (iv) that there have been no changes in the certificate of incorporation or bylaws (or equivalent organizational document) of the Borrower or such Guarantor from the certificate of incorporation or bylaws (or equivalent organizational document) delivered pursuant to clause (i) above;

(e)     receipt by the Administrative Agent of all fees and expenses payable to the Administrative Agent or any Incremental Lender on or prior to the Second Amendment Effective Date hereunder and pursuant to any separate agreements entered into by the Borrower and the Arranger or the Administrative Agent, including reimbursement or payment of all reasonable out-of-pocket expenses (including the expenses of counsel) required to be reimbursed or paid by the Borrower hereunder, in each case to the extent invoiced at least two Business Days prior to the Second Amendment Effective Date;

(f)    (i) receipt by the Administrative Agent prior to the Second Amendment Effective Date of all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act, that has been requested prior to the Second Amendment Effective Date, and (ii) to the extent that any Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, receipt by each Bank that has requested, in a written notice to the Borrower prior to the Second Amendment Effective Date, a Beneficial Ownership Certification in relation to the Borrower, of each requested Beneficial Ownership Certification;

(g)    receipt by the Administrative Agent of a certificate of existence and/or good standing of the Borrower and the Guarantors issued as of a recent date by the Secretary of State in which such Person is incorporated or formed; and

(h)    receipt by the Administrative Agent of a certificate, dated as of the Second Amendment Effective Date and signed by the President, a Vice President or a Financial Officer of the Borrower, confirming accuracy of the representations and warranties set forth in Section 3 hereof.

The Administrative Agent shall notify the Borrower and the Banks of the Second Amendment Effective Date, and such notice shall be conclusive and binding.
SECTION 5. Costs and Expenses. The Borrower shall pay all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.
SECTION 6. Revolving Credit Commitment Increase Request. The Borrower’s execution and delivery of this Amendment to the Administrative Agent shall constitute notice to the Administrative Agent by the Borrower requesting the Second Amendment Incremental Revolving Commitments pursuant to Section 2.24(b) of the Credit Agreement and, for the avoidance of doubt, shall satisfy such notice requirement set forth in Section 2.24(a) of the Credit Agreement.

SECTION 7. Effect of this Amendment.
(a) Except as expressly set forth herein or in the Credit Agreement, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Banks or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower or any other Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement (as amended hereby) or any other Loan Document in similar or different circumstances. The Borrower and each other Loan Party agrees that all of its respective obligations, liabilities and indebtedness under each Loan Document, including guarantee obligations, shall remain in full force and effect, in accordance with applicable law, on a continuous basis after giving effect to this Amendment and the Second Amendment Incremental Revolving Commitments.
(b) On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or other words of similar import, as used in the Credit Agreement, shall be deemed to be a reference to the Credit Agreement as amended hereby and the term “Credit Agreement”, as used in any other Loan Document, shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.
SECTION 8. Interpretation. This Amendment shall constitute a “Loan Document” and an “Incremental Amendment” for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 9. Governing Law; Jurisdiction.
(a) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
(b) Each party hereto hereby submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York sitting in the Borough of Manhattan (or if such court lacks subject matter jurisdiction, the Supreme Court of the State of New York sitting in the Borough of Manhattan), and any appellate court from any thereof, for purposes of all legal proceedings arising out of or relating to this Amendment or the transactions contemplated hereby.
(c) Each party hereto irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.
SECTION 10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL

PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
SECTION 11. Counterparts; Integration; Execution. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page of this Amendment that is an Electronic Signature transmitted by telecopy, emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form (including deliveries by telecopy, emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. “Electronic Signatures” means an electronic sound, symbol or process attached to, or associated with, a contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.
SECTION 12. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

LENNOX INTERNATIONAL INC.

by	/s/ Theresa McCray
Name: Theresa McCray
Title: Vice President, Corporate Tax and Treasurer

ADVANCED DISTRIBUTOR PRODUCTS LLC
ALLIED AIR ENTERPRISES LLC
HEATCRAFT INC.
HEATCRAFT REFRIGERATION PRODUCTS LLC
HEATCRAFT TECHNOLOGIES INC.
LENNOX GLOBAL LLC
LENNOX INDUSTRIES INC.
LENNOX NATIONAL ACCOUNT SERVICES INC.
LENNOX NATIONAL ACCOUNT SERVICES LLC
LENNOX PROCUREMENT COMPANY INC.
LENNOX SERVICES LLC
LGL AUSTRALIA (US) INC.
LGL EUROPE HOLDING CO.

by	/s/ Theresa McCray
Name: Theresa McCray
Title: Vice President, Corporate Tax and Treasurer

[Lennox International Inc. – Second Amendment]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, an Issuing Bank and an Incremental Lender
By: /s/ Jonathan Bennett
Name: Jonathan Bennett
Title: Managing Director

[Lennox International Inc. – Second Amendment]

BANK OF AMERICA, N.A.,
as an Issuing Bank and an Incremental Lender
By: /s/ Desaree Lopez
Name: Desaree Lopez
Title: Senior Vice President

[Lennox International Inc. – Second Amendment]

WELLS FARGO BANK, N.A.,
as an Issuing Bank and an Incremental Lender
By: /s/ Robert Corder
Name: Robert Corder
Title: Senior Vice President

[Lennox International Inc. – Second Amendment]

U.S. BANK NATIONAL ASSOCIATION,
as an Issuing Bank and an Incremental Lender
By: /s/ Michael Day
Name: Michael Day
Title: Vice President

[Lennox International Inc. – Second Amendment]

PNC BANK, NATIONAL ASSOCIATION,
as an Incremental Lender
By: /s/ Alexander Jodry
Name: Alexander Jodry
Title: Vice-President

[Lennox International Inc. – Second Amendment]

REGIONS BANK,
as an Incremental Lender
By: /s/ Brad Hindman
Name: Brad Hindman
Title: Vice President

[Lennox International Inc. – Second Amendment]

TRUIST BANK,
as an Incremental Lender
By: /s/ Troy R. Weaver
Name: Troy R. Weaver
Title: Managing Director

[Lennox International Inc. – Second Amendment]

THE BANK OF NOVA SCOTIA,
as an Incremental Lender
By: /s/ Kevin D. McCarthy
Name: Kevin McCarthy
Title: Director

[Lennox International Inc. – Second Amendment]

ZIONS BANCORPORATION N.A. DBA AMEGY BANK,
as an Incremental Lender
By: /s/ Colin Pierce
Name: Colin Pierce
Title: Senior Vice President

[Lennox International Inc. – Second Amendment]

BOKF N.A. dba Bank of Texas,
as an Incremental Lender
By: /s/ Nathaniel Jacks
Name: Nathaniel Jacks
Title: Senior Vice President

[Lennox International Inc. – Second Amendment]

The Northern Trust Company,
as an Incremental Lender
By: /s/ Will Hicks
Name: Will Hicks
Title: Vice President

[Lennox International Inc. – Second Amendment]

MUFG BANK, LTD.,
as an Issuing Bank
By: /s/ Jorge Georgalos
Name: Jorge Georgalos
Title: Director

[Lennox International Inc. – Second Amendment]

Schedule I

Incremental Lender	Second Amendment Incremental Revolving Commitment
JPMorgan Chase Bank, N.A.	$50,000,000.00
Bank of America, N.A.	$50,000,000.00
Wells Fargo Bank, N.A.	$50,000,000.00
U.S. Bank National Association	$50,000,000.00
PNC Bank, National Association	$36,000,000.00
Regions Bank	$36,000,000.00
Truist Bank	$36,000,000.00
The Bank of Nova Scotia	$10,500,000.00
Zions Bancorporation, N.A. dba Amegy Bank	$10,500,000.00
BOKF, N.A. dba Bank of Texas	$10,500,000.00
The Northern Trust Company	$10,500,000.00
TOTAL:	$350,000,000.00